UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series W, $0.01 par value	PSBPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Stock, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Stock, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The Company’s annual meeting of shareholders was held on April 22, 2020.

(b) The three matters considered for a vote are described in detail in the Company’s proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on March 20, 2020. The final results for the votes for each proposal are set forth below.

1. The shareholders elected 10 directors to the Board of Directors to hold office until the 2021 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Ronald L. Havner, Jr.	24,473,069	997,493	409,522
Maria R. Hawthorne	25,358,201	112,361	409,522
Jennifer Holden Dunbar	25,275,516	195,046	409,522
James H. Kropp	25,067,512	403,050	409,522
Kristy M. Pipes	25,429,357	41,205	409,522
Gary E. Pruitt	25,413,943	56,619	409,522
Robert S. Rollo	25,415,387	55,175	409,522
Joseph D. Russell, Jr.	25,281,565	188,997	409,522
Peter Schultz	25,224,526	246,036	409,522
Stephen W. Wilson	25,429,418	41,144	409,522

2. The shareholders approved the advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,272,141	170,388	28,033	409,522

3. The shareholders ratified the appointment of Ernst & Young LLP as PS Business Parks’ independent registered public accounting firm for the fiscal year ending December 31, 2020 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,418,440	433,965	27,678	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: April 23, 2020

By:	/s/ Jeffrey D. Hedges
Jeffrey D. Hedges
Chief Financial Officer